SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ADVISOR® GROWTH OPPORTUNITIES FUND

Dear Shareholder:

A special meeting of shareholders of Fidelity Advisor® Growth Opportunities Fund will be held on April 16, 2025, at 8:00 a.m. Eastern Time (ET). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on certain matters that affect your fund.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The following proposal has been carefully reviewed by the Board of Trustees: To reclassify the diversification status of the fund from diversified to non-diversified by eliminating a fundamental policy which provides that the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders. They recommend that you approve this proposal.

The following Q&A is provided to assist you in understanding the proposal, which is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,
OR
•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,
OR
•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card or notice. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence
Chair

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

As more fully described in the attached proxy statement, shareholders of the fund are being asked to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy.

Approval of the proposal will be determined solely by the voting results of shareholders of the fund.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has carefully reviewed and approved modifying the policies for the fund. The Board of Trustees unanimously recommends that you vote in favor of and approve the proposal to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy.

What is the difference between diversified funds and non-diversified funds and why am I being asked to approve the change?

Under the Investment Company Act of 1940, as amended (“1940 Act”), a mutual fund is designated as diversified or non-diversified, which governs its ownership of securities of issuers. Your fund is currently designated as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements.

A diversified fund is limited in its ownership of securities of any single issuer. If the proposal is approved, the fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers, as described in greater detail under “MORE INFORMATION ABOUT THE PROPOSAL”.

Reclassifying the fund as non-diversified will give the fund’s portfolio managers increased flexibility to invest a greater percentage of the fund’s assets in fewer issuers or any one issuer. We believe this reclassification is in the interests of the fund and its shareholders because it provides the portfolio managers with increased investment flexibility and the potential for better investment performance.

How will reclassifying the diversification status of the fund impact the day-to-day management of the fund?

While the proposed change to the fund’s diversification policy would provide more flexibility for the fund’s investment adviser, the investment objective and principal investment strategies will remain unchanged.

What if shareholders do not approve the proposal?

If shareholders do not approve this proposal the fund will retain its current fundamental diversification investment policy.

Can you explain more about why this is important?

Under the 1940 Act, a fund that is classified as “diversified” is prohibited from investing more than 5% of its assets in a company, if, in aggregate, positions equal to 5% or more amount to 25% of a fund’s assets. Said another way, a “diversified” fund is not allowed to make additional purchases in securities which are greater than 5% of the fund’s total assets if the cumulative amount of 5%+ holdings is greater than 25% of the fund’s total assets. Today, certain stocks make up a substantially large percentage of certain growth indices. For example, the five biggest stocks by market capitalization and weight in the Russell 1000® Growth Index (the benchmark for Fidelity Advisor Growth Opportunities Fund) as of October 31, 2024 are:

•	Apple (AAPL) at 11.96%
•	Microsoft (MSFT) at 11.01%
•	NVIDIA (NVDA) at 11.32%
•	Alphabet (GOOG/GOOGL) at 6.76%
•	Amazon (AMZN) at 6.31%

The Russell 1000® Growth Index has become increasingly concentrated. (Chart as of October 2024)

These five stocks noted above each account for more than 5% of the Russell 1000® Growth Index and their combined weight totals more than 47%, much higher than the 25% maximum amount that can be held by “diversified” funds. So, a “diversified” fund cannot buy these five stocks at their index weight, let alone actively express an overweight position. Shareholder approval of this proposal would allow the fund to operate as a non-diversified fund, providing portfolio managers with additional investment flexibility.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the policy modifications are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is February 19, 2025.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

AGO25-PXL-0225 1.9918597.100

Important Notice Regarding the Availability of
Proxy Materials for the
Shareholder Meeting to be held on April 16, 2025

FIDELITY ADVISOR® GROWTH OPPORTUNITIES FUND

A FUND OF FIDELITY ADVISOR SERIES I

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Advisor® Growth Opportunities Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Growth Opportunities Fund (the fund), a series of Fidelity Advisor Series I (the trust), will be held on April 16, 2025, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1)	To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy:

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The Board of Trustees has fixed the close of business on February 19, 2025, as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
NICOLE MACARCHUK
Secretary

February 19, 2025

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To virtually attend the Meeting, you must register at www.viewproxy.com/fidelityadvisorfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, call Fidelity at 1-877-208-0098 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, April 15, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote, and you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at www.viewproxy.com/fidelityadvisorfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, April 15, 2025.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on April 15, 2025. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/fidelityfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Any shareholder who does not expect to virtually attend the Meeting and vote is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. on April 15, 2025.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I:

FIDELITY ADVISOR® GROWTH OPPORTUNITIES FUND

TO BE HELD ON APRIL 16, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of the Fidelity Advisor® Growth Opportunities Fund (the fund) and at any adjournments thereof (the Meeting), to be held on April 16, 2025, at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR or the Adviser), the fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 19, 2025. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Solutions, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $941,376. The fund may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $235,344.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs will be allocated on a pro rata basis to each class of the fund based on the net assets of each class relative to the total net assets of the fund.

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The principal business address of FMR is 245 Summer Street, Boston, Massachusetts 02210. FMR Investment Management (UK) Limited, at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the fund The principal business address of Fidelity Distributors Company LLC (FDC), the fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

2

Shares of each class of the fund issued and outstanding as of December 31, 2024, are indicated in the following table.

Number of Shares
Fidelity Advisor® Growth Opportunities Fund - Class A	[ ]
Fidelity Advisor® Growth Opportunities Fund - Class M	[ ]
Fidelity Advisor® Growth Opportunities Fund - Class C	[ ]
Fidelity Advisor® Growth Opportunities Fund - Class I	[ ]
Fidelity Advisor® Growth Opportunities Fund - Class Z	[ ]

[As of December 31, 2024, the Trustees, Members of the Advisory Board (if any) and officers of the fund owned, in the aggregate, less than 1% of each class’s outstanding shares with respect to the fund.]

[As of December 31, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %

* The ownership information shown above is for a class of shares of the fund.

[As of December 31, 2024, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

3

Shareholders of record at the close of business on February 19, 2025, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of the fund’s annual report for the fiscal year ended [November 30, 2023 and Form N-CSRS or the fiscal period ended May 31, 2024], call 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN will have the same effect as votes cast AGAINST Proposal 1.

4

PROPOSAL 1

TO RECLASSIFY THE DIVERSIFICATION STATUS OF

THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

BY ELIMINATING THE RELATED FUNDAMENTAL POLICY

Shareholders are being asked to review and consider reclassifying the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy:

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation for the fund.

Section 5(b)(1) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund has increased flexibility to invest a greater percentage of its assets in the securities of fewer issuers. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless shareholders approve the change.

The primary benchmark of the fund is the Russell 1000® Growth Index. The fund’s portfolio managers evaluate and consider all of the holdings in the fund’s benchmark index as potential investment opportunities. Over the past several years, certain stocks contained in the Russell 1000® Growth Index have experienced an increase in their market capitalizations. Some of the largest increases have been observed in what are generally considered to be technology stocks. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. This level of index

5

concentration coupled with the limitations placed on diversified funds can constrain the portfolio manager’s ability to fully achieve target exposures to individual securities, which is impacting fund performance. The proposed change to the fund’s diversification classification is intended to provide the fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the fund is currently managed.

Although increased levels of concentration have fluctuated in this index in the past, this market concentration may persist.

Furthermore, due to the 1940 Act diversification requirement, the fund must underweight at least some holdings relative to their weights in the index even if the portfolio managers find them to be attractive investment opportunities. The diversification status forces the portfolio to be underweight in the benchmark’s top holdings, meaning the fund’s portfolio managers cannot choose to equal or overweight positions relative to its benchmark. This limitation can ultimately diminish the opportunity to outperform the benchmark on a risk-return basis. FMR believes reclassifying the fund as non-diversified is in the best interests of the fund and its shareholders because the non-diversified status will provide portfolio managers with additional investment flexibility.

If shareholders do not approve this proposal, then the fund will retain the current fundamental diversification investment policy.

Even if the proposal is approved, the fund would continue to remain subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about May 1, 2025, or on the first day of the month following shareholder approval if the meeting is adjourned. If shareholders do not approve this proposal, then the fund will retain the current fundamental diversification investment policy.

6

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which the proxy is being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

7

Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. © 2025 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9918598.100	AGO25-PXS-0225

Fidelity INVESTMENTS

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

EzVote℠ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60259-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

V60260-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 16, 2025 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 16, 2025 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

V60261-TBD

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60257-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

V60258-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 16, 2025 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE